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                                                                    EXHIBIT 10.4


                         HUNTSMAN PACKAGING CORPORATION
                              LONG-TERM INCENTIVE PLAN ("LTIP")
____________________________________(1999)____________________________________


PURPOSE To provide a competitive, long-term incentive that recognizes exceptional, long-term Company performance (as determined by achievement of Company Market Value of Equity goals) and rewards Officers and select key executive employees.
                      ----------------------------------------------------------

ELIGIBILITY           Officers of Huntsman Packaging Corporation (the "Company")
                      and select key executive employees who participate in the
                      Company's Management Incentive Plan ("MIP"), as determined by the Executive Committee of the Board of Directors of
                      the Company are eligible to participate in the LTIP
                      ("Participants").
                      ----------------------------------------------------------

TARGET LEVEL          Incentives will be awarded if and when the Company's
                      Market Value of Equity is computed on the basis of
                      quarterly financial statements to be $450,000,000 (the
                      "MVE Target"). The MVE Target must be reached before
                      December 31, 2001 or no LTIP award will be payable. No pro rata LTIP Award will be paid to the extent the MVE Target
                      is not reached in full.
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PLAN TERM             A maximum of three years, beginning January 1, 1999,
                      and ending December 31, 2001 (the "Plan Term"). If the
                      Target Level has not been reached by the end of the Plan
                      Term, the LTIP will terminate. If the Target Level is
                      reached prior to the end of the Plan Term, the LTIP will
                      distribute Awards as provided herein and will terminate
                      after such distributions. A new long-term incentive plan
                      may be established after the termination of this LTIP, in
                      the sole discretion of the Board of Directors of the
                      Company.
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HOW IT WORKS          Awards under the LTIP will be tied to Awards Participants
                      receive under the MIP during the Plan Term.

                      If the Target Level is reached, the Award paid will be equal to two times the cumulative dollar amount the Participant received under the MIP during the Plan Term (the "LTIP Award").

                      LTIP Awards will be paid in cash within 90 days of the end of the calendar quarter in which the Target Level is reached (the "Payment Date").

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Long Term Incentive Plan (LTIP), 1999
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                      If the Payment Date occurs prior to December 31, 2001, the
                      LTIP Award will be in an amount equal to two times the cumulative dollar amount of MIP Awards paid or payable for periods ending on or before the Payment Date, and the LTIP Award will be paid on the Payment Date, or if the LTIP Award cannot yet be calculated, on the next MIP payment date. An additional LTIP Award in an amount equal to two times the cumulative dollar amount of MIP Awards paid or payable for periods ending after the Payment Date and on or before December 31, 2001, will be paid concurrent with the MIP Awards for such periods.
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EARLY AWARD           In the event of a Change of Control or a sale of
                      substantially all of the assets of the Company, a Participant will receive two times the cumulative dollar amount received under the MIP during the Plan Term through the date of the Change of Control or sale of substantially all of the assets. A public offering of stock or similar transaction shall not be deemed to be a Change of Control or sale of substantially all of the assets of the Company.
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SEPARATIONS           Except as set forth below, a Participant must be employed
                      by the Company on the last day of the Plan Term in order to receive any LTIP Award.

                      If a Participant retires during the Plan Term (and qualifies for an immediate pension under the Huntsman Packaging Corporation Defined Benefit Pension Plan) dies, or becomes disabled (as defined under the Company's Long Term Disability Plan), he/she will receive a pro rata portion of the LTIP Award based on the actual days worked during the Plan Term. Distribution will be made on the Payment Date(s) determined for all other Participants in the LTIP.

                      If a Participant's employment is terminated at any time prior to the end of the Plan Term, by the employee or by the Company, with or without cause, for any reason other than retirement, death, or disability, the Participant shall not be eligible to participate in the LTIP, shall not receive any LTIP Award, and shall forfeit any rights he/she may have had in the LTIP.
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GENERAL PROVISIONS    1. Job Change.  Eligible Officers and key executive
                         employees who become eligible to participate in the LTIP by reason of a job change will be eligible for a prorated LTIP Award based on the actual days worked during the Plan Term, if they meet all other

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Long Term Incentive Plan (LTIP), 1999
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                         requirements of the LTIP. In the case of job changes
                         involving a change in the Bonus Target Payment Level, the Participant will receive the new level based on the actual days working during the Plan Term at the new level.


                      2. Disciplinary Action.  In order to participate in the
                         LTIP, the Participant must not have been subject to any disciplinary action during the Plan Term.

                      3. No Employment Right.  Participation in the LTIP
                         shall not confer on a Participant any right to continue in the employment of the Company, nor shall it interfere with the Company's right to terminate the employment of a Participant at any time.

                      4. Non-transferability.  A Participant shall not have any
                         right to assign, transfer, pledge, or hypothecate any benefits or payments under the LTIP, other than by will or by the laws of descent and distribution.

                      5. Creditors.  Payments held by the Company before
                         distribution shall not be subject to execution, attachment or similar process at law or in equity.

                      6. Withholding.  The Company will deduct federal, state,
                         and local taxes, and any employee benefit related withholdings required to be withheld with respect to the payment of any incentive.

                      7. Definitions.

                               EBITDA         Earnings calculated in
                                              accordance with GAAP, before
                                              interest expense, income
                                              taxes, depreciation and
                                              amortization (and after
                                              accruals for Awards paid
                                              under the MIP and LTIP).

                                              In the event of acquisitions,
                                              EBITDA from the predecessor
                                              company will be included from
                                              the beginning of the year
                                              through the time of the
                                              acquisition.

                                              In the case of divestitures,
                                              the EBITDA of the divested
                                              business will be excluded
                                              from the beginning of the
                                              year through the time of
                                              divestiture.

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Long Term Incentive Plan (LTIP), 1999
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                               MARKET         Calculated quarterly. The product
                               VALUE OF       achieved by multiplying the most
                               EQUITY         recent twelve months EBITDA by
                                              6.5, less Net Debt
                                              (Interest-Bearing Debt minus Cash
                                              and Cash Equivalents).

                               CHANGE OF      The sale by Jon M. Huntsman, and/
                               CONTROL        or Richard P. Durham and Christena
                                              H. Durham of voting control of the
                                              Company, other than in connection
                                              with a public offering of the
                                              shares of the Company, as defined
                                              under the Securities and Exchange
                                              Act.
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MODIFICATION OF       The Company may modify, supplement, suspend, or terminate
THE LTIP the LTIP at any time without the authorization of Participants, to the extent allowed by law. No modification, suspension, or termination shall adversely alter or affect any right or obligation under the LTIP that existed prior to such modification, supplement, suspension, or termination. The Company's Board of Directors will determine the effect on incentives of any such event and make adjustments and/or payments as it, in its sole discretion, determines appropriate.
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OTHER                 Subject to the control of the Executive Committee of the
                      Board of Directors, the Company's CEO will exercise executive control over the LTIP.

                      The LTIP shall be governed by and construed under the laws of the State of Utah.
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